NET INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2013
NETINCOME(LOSS)PER SHARE [Abstract]
NETINCOME(LOSS)PER SHARE
NOTE 21:-     NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share:

	Year ended December 31,
	2013	2012	2011
Numerator:

Net income (loss) attributable to Syneron's shareholders	$1,647	$(1,343)	$(50,795)

Denominator:
Total weighted average number of shares outstanding used in computing:
Basic net income (loss) per share	35,921,848	35,474,693	35,158,191
Diluted net income (loss) per share	36,203,848	35,474,693	35,158,191

Basic and diluted net income (loss) per share	$0.04	$(0.04)	$(1.44)

Anti-dilutive securities:

The following numbers of shares were excluded from the computation of diluted net income (loss) per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	Year ended December 31,
	2013	2012	2011

Ordinary shares	3,184,294	4,513,130	3,603,423